EXHIBIT 1(c)

                              Georgia Power Company

                                  $300,000,000
                              First Mortgage Bonds

                            Secured Medium-Term Notes

                            Due From One to 40 Years



                             DISTRIBUTION AGREEMENT


                               November 29, 1995


Lehman Brothers
Lehman Brothers Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Salomon Brothers Inc
Smith Barney Inc.
c/o Lehman Brothers Inc.
3 World Financial Center, 12th Floor
New York, New York 10285-1200

Ladies and Gentlemen:

                  Georgia Power Company, a Georgia corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issue and sale by the Company of up to an aggregate of $300,000,000 principal amount of its First Mortgage Bonds, Secured Medium-Term Notes, Due From One to 40 Years (the "Notes"). The Notes are to be issued from time to time under the Indenture, dated as of March 1, 1941 (said Indenture, as supplemented or amended from time to time being hereinafter called the "Indenture"), between the Company and Chemical Bank, as trustee (the "Trustee").

                  Subject to the terms and conditions stated herein, and subject to the reservation by the Company of the rights to sell Notes directly on its own behalf, and to sell Notes to or through such other agents as it may designate from time to time (provided that any other agent ("Additional Agent") will execute an agreement with the Company which contains substantially the same terms and conditions herein and that the Company will notify each Agent of its agreement with any other agent), the Company hereby appoints the Agents as agents for the purpose of soliciting purchases of the Notes from the Company by others and agrees that whenever the Company determines to sell Notes directly to an Agent as principal for resale to others, it will enter into a Purchase Agreement (hereafter defined) relating to such sale in accordance with the provisions of Section 10 hereof. Each Agent may, with the prior approval of the Company (which approval shall not be unreasonably withheld), appoint sub-agents or engage the services of any other broker or dealer in connection with the offer or sale of the Notes. The Company shall notify the Agents of any sale made to or through other agents on or prior to the settlement date for such sale.

                  The Notes shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to in Section 1(a) as it may be amended or supplemented from time to time, including any supplement providing for, among other things, the interest rate and maturity of any Note (a "Pricing Supplement"). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and the Procedures (as defined herein) referred to below. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein. The Agents may take any action contemplated by this Agreement through wholly-owned subsidiaries.

                  SECTION 1.  Representations, Warranties and
Agreements.

                  The Company represents and warrants to each Agent as of the date hereof, as of the Closing Date (defined herein) and as of the times referred to in Sections 5(a) and 5(b) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

                  (a) The Company meets all of the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") two registration statements on Form S-3 (File Nos. 33-60345 and 33-49661) in the forms heretofore delivered to the Agents and said registration statements in said forms have been declared effective by the Commission; the Company has included in Registration Statement File No. 33-60345 a basic prospectus which, pursuant to Rule 429 under the Act, is a combined prospectus, also relating to securities included in Registration Statement File No. 33-49661; no stop order suspending the effectiveness of said registration statements or the use of the Prospectus (as hereinafter defined) has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (said registration statements, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time the registration statement in File No. 33-60345 became effective, and as from time to time amended or supplemented thereafter, collectively being hereinafter called the "Registration Statements" and each individually being hereinafter called the "Registration Statement"; the prospectus (including all documents incorporated therein by reference) included in the Registration Statement in File No. 33-60345, together with any amendments or supplements (including in each case all documents incorporated therein by reference and the applicable Pricing Supplement) relating to the Notes, as filed with the Commission pursuant to Section 424(b) of the rules and regulations of the Commission under the Act (the "Rules and Regulations") being hereinafter called the "Prospectus").

                  (b) The Registration Statement, when it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, at the time the Registration Statement in File No. 33-60345 became effective did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Registration Statement and Prospectus comply, and at the applicable Representation Date, the Registration Statement and the Prospectus, as they may be amended or supplemented, will comply, or be deemed to comply, in all material respects with the provisions of the Act and the Rules and Regulations, at the applicable Representation Date the Registration Statement, as it may be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the applicable Representation Date the Prospectus, as it may be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and all documents incorporated in the Prospectus by reference pursuant to Item 12 of Form S-3 when filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), complied or, when so filed, will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and, on said dates, when read together with the

Prospectus, or the Prospectus as it may be otherwise amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to any Agent with respect to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by, or on behalf of, such Agent specifically for inclusion in the Registration Statement or the Prospectus, or to any statements in, or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of the Trustee under the Indenture.

                  (c) The consummation of the transactions herein contemplated and the performance by the Company of the terms of this agreement will not violate any of the terms, conditions or provisions of, or constitute a default under, any indenture or other contract or agreement to which the Company is now a party or the charter or by-laws of the Company or any order of any court or administrative agency entered in any proceedings to which the Company is now a party.

                  (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, with corporate power and authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business as described in the Prospectus, as amended or supplemented.

                  (e) The Notes have been duly authorized and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and the Notes have been duly executed, authenticated, issued and delivered against payment of the agreed upon consideration therefor, such Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act, has been duly executed and delivered by the Company and the Trustee and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity; and the Notes and the Indenture conform to the description thereof contained in the Prospectus.

                  (f) Except as set forth in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending, or, to the knowledge of the Company, threatened against or, to the knowledge of the Company, affecting the Company, which are, individually or in the aggregate, reasonably expected to result in any material adverse change in the business, properties or financial condition of the Company or which is reasonably expected to materially and adversely affect the consummation by the Company of this Agreement or the issuance and sale by the Company of any of the Notes.

                  (g) This Agreement and the Purchase Agreement (if any) with respect to the Notes have been duly authorized, executed and delivered by the Company.

                  (h) The Company is not in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, other than defaults (considered in the aggregate) which do not have, or which would not reasonably be expected to result in, a material adverse effect on the business, properties or financial condition of the Company.

                  (i) The Order of the Georgia Public Service Commission approving the issuance of the Notes has been duly issued and remains in full force and effect without amendment or modification, and is not the subject of any appeal or other proceeding.

                  SECTION 2.  Solicitations as Agent.

                  (a)      Reasonable Best Efforts to Solicit.  On the
                           ----------------------------------
basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Company, upon receipt of instructions from the Company, to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus.

                  (b) Suspension of Solicitation. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or permanently. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. Upon receipt of such notice by the Agents, the Company's obligations to deliver the officers' certificates, opinions of counsel and letters from accountants required to be delivered by Sections 5(b), 5(c) and 5(d) hereof for each such amendment or supplement to the Registration Statement or Prospectus occurring since the date of such notice shall likewise be suspended until the earlier of (i) receipt by the Agents of notice from the Company to re-commence solicitation of offers to purchase the Notes and (ii) such time that the Company delivers, or causes to be delivered, as the case may be, to the Agents such certificate(s), opinion(s) and letter(s) relating to the amendments or supplements to the Registration Statement or the Prospectus or the documents incorporated by reference into the Prospectus since the last certificates, opinions or letters so delivered, except that such certificates, opinions and letters need not cover any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of the Act. For the purpose of this paragraph, "business day" shall mean any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law or executive order to close.

                  (c) Agent's Commission. Promptly upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by an Agent, the Company Agrees to pay such Agent a commission, which may be in the form of a discount, in accordance with the schedule set forth in Exhibit C hereto.

                  (d) Solicitation of Offers. The Agents are authorized to solicit offers to purchase the Notes only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000, at a purchase price equal to 100% of the principal amount thereof or such other principal amount as shall be specified by the Company. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by it as Agent, and which it determines to be reasonable in its discretion reasonably exercised. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Notes received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

                  (e) Administrative Procedures. Administrative procedures respecting the sale of Notes (the "Procedures") are set forth in Exhibit D hereto and may be amended in writing from time to time by the Agents and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.

                  (f) Delivery of Documents. The documents required to be delivered by Section 4 hereof shall be delivered at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, not later than 10:00 A.M., New York time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Closing Date").

                  SECTION 3.  Covenants of the Company.

                  The Company covenants and agrees:

                  (a) Filing of Prospectus Supplements. Within the time prescribed by Rule 424 under the Act, to file the Prospectus Supplement and any Pricing Supplement with the Commission and to advise the Agents of such filing and to confirm such advice in writing;

                  (b) Amendment to Registration Statement or Prospectus. As soon as the Company is advised thereof, to advise the Agents and confirm the advice in writing of any request made by the Commission for amendments to the Registration Statement or Prospectus, including any amendment to any of the documents incorporated therein by reference pursuant to Item 12 of Form S-3, or if it is necessary at any time to amend the Prospectus to comply with the Act, to notify the Agents promptly, in writing, to suspend solicitation of purchases of the Notes (and, if so notified, such Agents shall cease such solicitation as soon as practicable, but in any event not more than one (1) business day after such notification), or of the issue of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be issued by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible;

                  (c) Delivery of Prospectus. To deliver to the Agents, without charge, as soon as practicable on or after the date this agreement becomes effective, and from time to time thereafter during such period of time as the Agents are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended, if the Company shall have made any supplements or amendments thereto) as the Agents may reasonably request;

                  (d) Commission Filings. During such period of time after the date this agreement becomes effective as the Agents are required by law to deliver a prospectus, to file timely all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act;

                  (e) Revisions to Prospectus - Material Changes. If, during any period in which, in the opinion of counsel to the Agents, a prospectus relating to the Notes is to be delivered under the Act, any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to amend or supplement the Prospectus by either (i) preparing and furnishing, at its own expense, to the Agents, either amendments to the Prospectus or supplements thereto, or (ii) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act which would supplement or amend the Prospectus, so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading;

                  (f) Earnings Statements. To make generally available to the Company's security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first day of the month immediately following the effective date of the Registration Statement as defined in Rule 158(c) under the Act, which earnings statement shall satisfy the provisions of Section 11(a) of the Act;

                  (g) Blue Sky Qualifications. To use its best efforts to qualify the Notes for offer and sale under the securities or blue sky laws of such jurisdictions as the Agents may designate and to maintain such qualifications in effect for so long as may be required for distribution of the Notes and to pay filing fees and disbursements in connection therewith in an amount not exceeding $3,500 in the aggregate (including filing fees and disbursements paid or incurred prior to the date this agreement becomes effective); provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome;

                  (h)      Expenses.  To pay expenses, fees and taxes
(other than transfer taxes) in connection with (1) the preparation and filing of the Registration Statement and Prospectus, (2) the preparation, execution, filing and recording of each new supplemental indenture pursuant to which the Notes are to be issued, (3) the issue and delivery of the Notes, (4) the fees and expenses of the Trustee, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Company, and their respective counsel, (5) the fees and disbursements of counsel to the Company and counsel to the Agents, (6) the fees and expenses of counsel to the Agents in addition to the expenses provided in Section 3(g) and (7) the furnishing of the opinions, letters and certificates referred to in Section 4(b) hereof;

                  (i)      Notice to Agents of Certain Events.  To
                           ----------------------------------
advise the Agents immediately (i) when any post-effective amendment to the Registration Statement relating to or covering the Notes becomes effective and (ii) of receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose; and

                  (j) Copies of Reports, Releases and Financial Statements. So long as any of the Notes are outstanding, to furnish to the Agents, not later than the time the Company makes the same publicly available, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange on which the Notes are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

                  SECTION 4.  Conditions.

                  The obligation of the Agents, as agents of the Company, under this Agreement to solicit offers to purchase the Notes, the obligation of any person who has agreed to purchase Notes to make payment for and take delivery of Notes, and the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement (as defined herein), is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a)      Legal Proceedings.  That all legal
proceedings to be taken by the Company in connection with the issue and sale of the Notes and the legal opinion provided for in Section 4(b)(1) hereof shall be satisfactory in form and substance to Dewey Ballantine.

                  (b) Opinions and Accountant's Letter. That, on the Closing Date, the Agents shall be furnished the following opinions and letter, with such changes therein as may be agreed upon by the Company and the Agents with the approval of Dewey Ballantine.

                           (1) Opinion of Troutman Sanders LLP, of Atlanta, Georgia, Counsel to the Company, substantially in the form attached hereto as Exhibit A.

                           (2)      Opinion of Dewey Ballantine, of New
         York, New York, Counsel to the Agents, substantially in the form attached hereto as Exhibit B.

                           (3) Letter dated the Closing Date from Arthur Andersen LLP to the effect that: (i) they are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, and the related published rules and regulations thereunder; (iii) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely, (a) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated in the Prospectus and of the latest available unaudited financial statements of the Company, if any, as of a date subsequent to the date of those incorporated in the Prospectus, (b) reading the minute books of the Company and (c) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the Agents' purposes), nothing came to their attention that caused them to believe that: (A) the unaudited financial statements, if any, incorporated in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the published rules and regulations thereunder; (B) any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;
         (C) the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) set forth in the Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements of the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts incorporated or included in the Prospectus; or (D) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases (i) which the Prospectus discloses have occurred or may occur, (ii) which are occasioned by the declaration of dividends, (iii) which are occasioned by regularly scheduled payments of capitalized lease obligations, (iv) which are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory redemption provisions relating thereto or (v) which are disclosed in such letter.

                  (c) Amendments or Supplements. That no amendment or supplement to the Registration Statement or Prospectus filed subsequent to the time this agreement becomes effective (including any filing made by the Company pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Agent or Agents) which, in the reasonable judgment of the Agents, shall materially impair the marketability of the Bonds.

                  (d) GPSC Order. That an appropriate order or orders of the Georgia Public Service Commission necessary to permit the issue and sale of the Notes shall be in effect; and that no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the

Act by the Commission or proceedings therefor initiated or threatened.

                  (e) Material Adverse Change. That there shall have been no material adverse change in the business, properties or financial condition of the Company from that set forth in or contemplated by the Prospectus, and that the Company shall as of the Closing Date have delivered to the Agents a certificate to such effect of an executive officer of the Company. For the purposes of this condition, the sale by the Company of, or its failure to sell, any issue of other securities shall not be deemed to be such a change.

                  (f) Rule 52 Exemption. That, as of the Closing Date, the Agents shall be furnished a certificate of the Company, which shall be satisfactory in form and substance to Dewey Ballantine, evidencing compliance with the provisions of Rule 52 under the Public Utility Holding Company Act of 1935, as amended, in connection with the issue and sale of the Notes.

                  (g) Company's Obligations. That the Company shall have performed such of its obligations when and as provided under this agreement.

                  (h) No Suspension of Sale of the Notes. That no order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 3(g) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

                  (i) No Material Omissions or Untrue Statements. That the Agents shall not have discovered and disclosed to the Company that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of Dewey Ballantine, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (j) Officers' Certificate. That the Company shall have furnished to the Agents on the Closing Date a certificate, dated the Closing Date and addressed to the Agents, of an officer of the Company stating that the representations and warranties of the Company herein are true and correct at and as of the Closing Date; that the Company complied with all of its obligations hereunder to be performed at or prior to the Closing Date; and that the conditions set forth in Sections 4(d), 4(g) and 4(h) hereof have been fulfilled; such certificate to be based upon knowledge or belief as to proceedings initiated or threatened referred to in Sections 4(d) and 4(h).

                  (k) Other Information and Documentation. That prior to the Closing Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents or Dewey Ballantine may reasonably request.

                  (l) Additional Conditions. That there shall not have occurred the following events: (i) trading in securities on the New York Stock Exchange shall have been generally suspended; (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange; (iii) a general banking moratorium shall have been declared by federal or New York State authorities; (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States shall have occurred in any such case provided for in clause (i) through
(iv) with the result that, in the judgment of the Agents, it would be impractical or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Purchase Agreement, as the case may be.

                  (m) Delivery of Other Documents. That the Company shall furnish to the Agents one copy, certified by an officer of the Company, of each Registration Statement as initially filed with the Commission, all amendments thereto and all documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 as of the time of purchase (in each case, exclusive of exhibits);

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in the form and substance satisfactory to Dewey Ballantine. The delivery of Dewey Ballantine's opinion on the Closing Date shall be evidence of Dewey Ballantine's satisfaction regarding compliance with such provisions.

                  SECTION 5.  Additional Covenants of the Company.

                  The Company covenants and agrees that:

                  (a) Acceptance of Offer Affirms Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

                  (b) Subsequent Delivery of Officers' Certificates. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or other changes as agreed to by the Agents on a case-by-case basis) or the Company files with the Commission any document incorporated by reference into the Prospectus, the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents with a certificate of an officer of the Company in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 4(j) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 4(j), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

                  (c)      Subsequent Delivery of Legal Opinions.  Each
                           -------------------------------------
time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or
supplement providing solely for the interest rates or
maturities of the Notes or the principal amount of the Notes remaining to be sold or other changes as agreed to by the
Agents on a case-by-case basis) or the Company files with
the Commission any document incorporated by reference into
the Prospectus, the Company shall, concurrently with such
amendment, supplement or filing, furnish the Agents and
Dewey Ballantine with a written opinion of the counsel to
the Company specified in Section 4(b)(1), addressed to the
Agents and dated the date of delivery of such opinion, in
form satisfactory to the Agents, of the same tenor as the
opinion referred to in Exhibit 1, but modified as necessary
to relate to the Registration Statement and the Prospectus
as amended or supplemented to the time of delivery of such
opinion; provided, however, that in lieu of such opinion,
         --------  -------
such counsel may furnish the Agents with a letter to the effect that the Agents may rely on such prior opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

                  (d) Subsequent Accountant's Letter. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial statements or the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial statements, the Company shall cause Arthur Andersen LLP to furnish the Agents, concurrently with such amendment, supplement or filing, a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(b)(3) hereof but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter or the Company files with the Commission any document incorporated by reference into the Prospectus which contains only additional financial statements as of and for a fiscal quarter, Arthur Andersen LLP may limit the scope of such letter to the unaudited financial statements included in such amendment, supplement or filing.

                  (e) On any settlement date for the sale of Notes, the Company shall furnish to the Agent that solicited or received the offer to purchase any Notes being delivered on such settlement date, if requested by such Agent prior to acceptance of such offer by the Company, a written opinion of the counsel to the Company set forth in Section 4(b)(1), dated such settlement date, in form satisfactory to such Agent, to the effect set forth in Exhibit A hereof, but modified, as necessary, to relate to the Prospectus relating to the Notes to be delivered on such settlement date; provided, however, that in lieu of such opinion, such counsel may furnish the Agent with a letter to the effect that the Agent may rely on such prior opinion to the same extent as though it was dated such settlement date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and such Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance.)

                  SECTION 6.  Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of
Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the Act, or otherwise, and to reimburse the Agents and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or, if the Company shall furnish to the Agents any amendments or any supplements to the Prospectus, or shall make any filings pursuant to Section 13 or 14 of the Exchange Act which are incorporated therein by reference, in the Prospectus as so amended or supplemented, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agents specifically for inclusion therein and except that this indemnity with respect to the Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Agent (or any person controlling such Agent) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Notes to any person if a copy of the Prospectus (exclusive of documents incorporated by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Agent to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Prospectus as supplemented or amended at the time of such confirmation. Each Agent agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this
Section 6(a), to notify the Company in writing of the commencement thereof, but the omission of such Agent so to notify the Company of any such action shall not release the Company from any liability which it may have to such Agent or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 6(a). In case any such action shall be brought against any Agent or any such person controlling such Agent and such Agent shall notify the Company of the commencement thereof, as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof at its own expense. In case the Company elects to direct such defense and select such counsel, any Agent or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Agent or controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action.

                  The Company's indemnity agreement contained in this Section 6(a), and its covenants, warranties and representations contained in this agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Agent or controlling person, and shall survive the delivery of and payment for the Notes hereunder.

                  (b) Each Agent agrees to indemnify and hold harmless the Company, its directors and such of its officers who signed the Registration Statement and each other Agent and each person, if any, who controls the Company or any such other Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 6(a) hereof, but only with respect to untrue statements or omissions or alleged untrue statements or omissions of a material fact contained in the Registration Statement or the Prospectus, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for inclusion therein.

                  The indemnity agreement on the part of each Agent contained in this Section 6(b), and the warranties and representations of such Agent contained in this agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or other Agent or controlling person, and shall survive the delivery of and payment for the Notes hereunder.

                  SECTION 7.  Status of each Agent.

                  In soliciting offers to purchase the Notes from the Company pursuant to this Agreement (other than offers to purchase pursuant to Section
10) each Agent is acting solely
as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and
(ii) in particular pay to each Agent any commission to which it would be entitled in connection with such sale.

                  SECTION 8.  Representations and Warranties to
Survive Delivery.

                  All representations and warranties of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of any Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

                  SECTION 9.  Termination.

                  This Agreement may be terminated for any reason with respect to any party hereto, at any time, by any party hereto upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, that in case of termination by less than all Agents such termination shall be effective only with respect to such terminating Agent. If, at the time of termination, an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser has not occurred, the provisions of Sections 3(b), 3(e), 3(g) and 3(j) shall remain in effect until such Notes are delivered. The provisions of Sections 3(d), 3(f), 3(h), 6, 7, 8, 11, 12, 13 and 14 hereof shall survive any such termination.

                  SECTION 10.  Purchases as Principal.

                  (a) From time to time any Agent may agree with the Company to purchase Notes from the Company as principal, in which case such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") to be entered into between such Agent and the Company in the form attached hereto as Exhibit E. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement. Each Purchase

Agreement shall be substantially in the form of Exhibit E hereto but may take the form of (i) an exchange of any form of written telecommunication between the Agent and the Company or (ii) an oral agreement with an authorized officer of the Company promptly confirmed in writing. The Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth as well as any other representations, warranties, terms and conditions set forth in the Purchase Agreement.

                  (b) Unless otherwise agreed to between the Company and an Agent in a Purchase Agreement, any Note sold to an Agent as principal (i) shall be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Agent at varying prices from time to time or, if set forth in the applicable Purchase Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, any such Agent may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

                  SECTION 11.  Notices.

                  Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to each of them as follows:

                  Lehman Brothers Inc.
                  3 World Financial Center, 12th Floor
                  New York, New York  10285-1200
                  Attention:  Medium Term Note Department
                  Telephone:  (212) 528-1718
                  Facsimile:  (212) 526-2040

                  Donaldson, Lufkin & Jenrette Securities
                  Corporation
                  140 Broadway - 40th Floor
                  New York, New York 10005-1285
                  Attention:  Corporate Bond Syndicate/MTNs
                  Telephone:  (212) 504-4807
                  Facsimile:  (212) 504-4298

                  J.P. Morgan Securities Inc.
                  60 Wall Street
                  New York, New York 10260-0060
                  Attention:  Medium-Term Note Desk - 3rd Floor
                  Telephone:  (212) 648-0591
                  Facsimile:  (212) 648-5907

                  Salomon Brothers Inc
                  Seven World Trade Center
                  New York, New York 10048
                  Attention:  Medium-Term Note Group
                  Telephone:  (212) 783-6848
                  Facsimile:  (212) 783-2274

                  Smith Barney Inc.
                  390 Greenwich Street
                  New York, New York 10013
                  Attention:  Mark Meyer, MTN Product Manager
                  Telephone:  (212) 723-5123
                  Facsimile:  (212) 723-8553

Notices to the Company shall be directed to it as follows:
Georgia Power Company, 333 Piedmont Avenue, N.E., Atlanta,
Georgia 30308, Attention: Treasurer, with a copy to Southern Company Services, Inc., 64 Perimeter Center East,
Atlanta, Georgia 30346, Attention:  Corporate Finance
Department.

                  SECTION 12.  Binding Effect; Benefits.

                  This Agreement shall be binding upon each Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of Section 15 of the Act, (b) the agreements of the Agents contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company and (c) to the extent any person who has agreed to purchase Notes may be relieved of his obligation to make payment thereof and take delivery thereof pursuant to the first paragraph of Section 4 hereof. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  SECTION 13.  Governing Law; Counterparts.

                  This Agreement shall be governed by and construed in accordance with the laws of Georgia. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

                  SECTION 14.  Paragraph Headings.

                  The paragraph headings used in this Distribution Agreement are for convenience of reference only, and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                Very truly yours,

                              GEORGIA POWER COMPANY


                                            By______________________________
                                            Name:
                                            Title:

CONFIRMED AND ACCEPTED, as of the date first above written:


LEHMAN BROTHERS INC.                             SMITH BARNEY INC.


By________________________                       By_______________________
  Name:                                            Name:
  Title:                                           Title:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By________________________
  Name:
  Title:

J.P. MORGAN SECURITIES INC.


By________________________
  Name:
  Title:


SALOMON BROTHERS INC


By________________________
  Name:
  Title:

                                                                   EXHIBIT A


                      [Letterhead of Troutman Sanders LLP]



                                                                     [Date]


Lehman Brothers
Lehman Brothers Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Salomon Brothers Inc
Smith Barney Inc.
c/o Lehman Brothers Inc.
3 World Financial Center, 12th Floor
New York, New York 10285-1200

Dear Sirs:

                  We have acted as counsel to Georgia Power Company (the "Company") in connection with your agreement to act as agents to solicit offers to purchase up to $300,000,000 aggregate principal amount of First Mortgage Bonds, Secured Medium-Term Notes (the "Notes") of the Company, pursuant to the Distribution Agreement dated November, 1995 (the "Agreement") among the Company and you. The Notes are to be issued under the Indenture dated as of March 1, 1941, between the Company and Chemical Bank, as trustee (the "Trustee"), as supplemented and amended by various indentures supplemental thereto (said Indenture, as so supplemented and amended, being hereinafter called the "Indenture").

                  We have examined the Registration Statements on Form S-3 (File Nos. 33-60345 and 33-49661) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as each became effective under the Act (the "Registration Statements"); the Company's prospectus dated _____________, as supplemented by the prospectus supplement dated ____________ and by any pricing supplement (the "Prospectus"), filed by the Company pursuant to Rule 424 of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, ___, the Quarterly Reports on Form 10-Q of the Company for the quarters ended __________________ and the Current Reports on Form 8-K of the Company dated __________________ (the "Exchange Act Documents"), each as filed under the

Securities Exchange Act of 1934, as amended (the "Exchange Act"); the Agreement; and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you on the date hereof, and we have made such other and further investigations as we deemed necessary to enable us to express the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

                  1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business.

                  2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Notes may be limited by (a) laws of the State of Georgia, where property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (b) laws of the States of Alabama, South Carolina and Tennessee and of the District of Columbia, where property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, as to which laws we express no opinion, (c) bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and (d) general principles of equity.

                  3. The Indenture (other than the Supplemental Indenture dated as of _________, which is in proper form for recordation) has been duly recorded in all counties in which the property specifically described therein is located and the Indenture is effective to create the lien intended to be created thereby.

                  4. The Notes have been duly authorized by the Company, and when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture, the Agreement and the aforesaid authorization so as not to violate any applicable law, regulation, order of any regulatory body or agreement or instrument then binding on the Company, and when the Notes have been duly executed by the Company and duly authenticated by the Trustee in accordance with the provisions of the Indenture and the aforesaid authorization and upon payment and delivery in accordance with the Agreement and subject to the qualifications set forth in paragraph 2 above, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits and security of the Indenture equally and ratably with the first mortgage bonds of the other series presently outstanding under the Indenture.

                  5. The statements made in the Prospectus under the captions "Description of Notes" and "Description of New Bonds", insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects, and the summary of certain federal income tax consequences of ownership of the Notes appearing in the Prospectus under the caption "Certain United States Federal Income Tax Consequences", insofar as it purports to summarize certain federal income tax consequences, is an accurate summary in all material respects.

                  6. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission legally required for the issuance of the Notes have been obtained; and no other order, consent or other authorization or approval of any governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance of the Notes by the Company.

                  7. The Agreement has been duly authorized, executed and delivered by the Company.

                  8. Except as otherwise stated under "Item 2- Properties" in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, ____, the Company has good and marketable title in fee simple to the Company's interests in the principal plants and other important units of the Company's property therein described, and the Indenture constitutes, as security for the Notes, a direct first lien on substantially all the fixed property and franchises owned by the Company, used and useful in its public utility business, subject only to excepted encumbrances, as therein defined, and upon the acquisition hereafter by the Company of similar property in the State of Georgia, will create such lien thereon, subject to liens existing thereon at the time of acquisition and to the due recordation of the Indenture in the counties in which such property is located, and except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and general principles of equity.

                  Our opinion set forth in paragraph 3 above with respect to the recordation of the Indenture is based solely and without independent verification on information furnished to us by the Company.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above and in the Prospectus in the third paragraph under the caption "Legal Opinions and Experts". In the course of the preparation by the Company of the Registration Statements, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statements, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statements, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that Registration Statements, as of their respective effective dates, and the Prospectus, as of _____________, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statements, as of the date of filing with the Commission of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1994 (including such Annual Report on Form 10- K) in the case of the Registration Statement in File No. 33- 49661 and as of its effective date (including the Exchange Act Documents on file with the Commission as of such date) in the case of the Registration Statement in File No. 33- 60345, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States.

                  This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                Very truly yours,



                              TROUTMAN SANDERS LLP

                                                                     EXHIBIT B


                        [Letterhead of Dewey Ballantine]



                                                                        [Date]


Lehman Brothers
Lehman Brothers, Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Salomon Brothers Inc
Smith Barney Inc.
c/o Lehman Brothers Inc.
3 World Financial Center, 12th Floor
New York, New York 10285-1200

Dear Sirs:

                  We have acted as your counsel in connection with your agreement to act as agents to use your reasonable best efforts to solicit offers to purchase up to $300,000,000 aggregate principal amount of First Mortgage Bonds, Secured Medium Term Notes (the "Notes") of Georgia Power Company (the "Company") pursuant to the Distribution Agreement dated _______________, 1995 (the "Agreement") among the Company and you. The Notes are to be issued under the Indenture dated as of March 1, 1941, between the Company and Chemical Bank, as Trustee (the "Trustee"), as supplemented and amended by various indentures supplemental thereto (said Indenture, as so supplemented and amended, being hereinafter called the "Indenture").

                  We have examined the Registration Statements on Form S-3 (File Nos. 33-60345 and 33-49661) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as each became effective under the Act (the "Registration Statements"); the Company's prospectus dated ______________, as supplemented by the prospectus supplement dated _______________ and by any pricing supplement (the "Prospectus"), filed by the Company pursuant to Rule 424 of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, ____, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ________________________ and the Current Reports on Form 8-K of the Company dated _________________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended

(the "Exchange Act"); the Agreement; and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you on the date hereof, and we have made such other and further investigations as we deemed necessary to enable us to express the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

                  1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business.

                  2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Notes may be limited by (a) laws of the State of Georgia, where property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security, (b) laws of the States of Alabama, South Carolina and Tennessee and of the District of Columbia, where property covered thereby is located, affecting the remedies for the enforcement of the security provided for in the Indenture, as to which laws we express no opinion, (c) bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and (d) general principles of equity.

                  3. The Notes have been duly authorized by the Company and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture, the Agreement and the aforesaid authorization so as not to violate any applicable law, regulation, order of any regulatory body or agreement or instrument then binding on the Company, and when the Notes have been duly executed by the Company and duly authenticated by the Trustee in accordance with the provisions of the Indenture and the aforesaid authorization and upon payment and delivery in accordance with the Agreement and subject to the qualifications set forth in paragraph 2 above, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits and security of the Indenture equally and ratably with the first mortgage bonds of the other series presently outstanding under the Indenture.

                  4. The statements made in the Prospectus under the captions "Description of Notes" and "Description of New Bonds", insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  5. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission legally required for the issuance of the Notes have been obtained; and no other order, consent or other authorization or approval of any governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance of the Notes by the Company.

                  6. The Agreement has been duly authorized, executed and delivered by the Company.

                  All legal proceedings taken by the Company in connection with the authorization and delivery of the Notes, and the legal opinion, dated the date hereof rendered to you by Troutman Sanders LLP, counsel for the Company, pursuant to the Agreement, are in form satisfactory to us. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of Georgia, we have relied upon the aforesaid opinion of Troutman Sanders LLP.

                  We are not passing upon matters relating to the lien of the Indenture on property now owned or hereafter acquired by the Company, the recordation or filing of the Indenture or any related financing statements, the title of the Company to its properties or the franchises of the Company. As to certain of such matters there is being furnished to you the above-mentioned opinion of Troutman Sanders LLP.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statements, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel for the Company. Based upon our examination of the Registration Statements, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statements and the Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statements, as of their respective effective dates, and the Prospectus, as of ____________, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statements, as of the date of filing with the Commission of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1994 (including such Annual Report on Form 10- K) in the case of the Registration Statement in File No. 33- 49661 and as of its effective date (including the Exchange Act Documents on file with the Commission as of such date) in the case of Registration Statement in File No. 33-60345, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                  We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States and, to the extent set forth herein, the laws of the State of Georgia.

                  This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.


                                                              Very truly yours,



                                                              DEWEY BALLANTINE

                                                                    EXHIBIT C


                              Georgia Power Company
                              First Mortgage Bonds
                            Secured Medium-Term Notes
                              Schedule of Payments


                  The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate principal amount of Notes:


         Term                      Commission Rate

1 year to less than 18 months          .150%

18 months to less than 2 years         .200%

2 years to less than 3 years           .250%

3 years to less than 4 years           .350%

4 years to less than 5 years           .450%

5 years to less than 6 years           .500%

6 years to less than 7 years           .550%

7 years to less than 10 years          .600%

10 years to less than 15 years         .625%

15 years to less than 20 years         .700%

20 years to less than 30 years         .750%

30 years to up to and including   To be determined
40 years                          at time of sale

                                                                     EXHIBIT D


                              Georgia Power Company
                              First Mortgage Bonds
                            Secured Medium-Term Notes
                            Administrative Procedures

                  First Mortgage Bonds, Secured Medium-Term Notes, due from one to 40 years from date of issue (the "Notes") may be offered on a continuing basis by Georgia Power Company (the "Company"). Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc., Salomon Brothers Inc and Smith Barney Inc., each acting as agent (each an "Agent" and collectively, the "Agents"), have each agreed to use their reasonable best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated November 29, 1995 (as it may be supplemented or amended from time to time, the "Distribution Agreement") to which these administrative procedures are attached as an exhibit. The Notes will be issued pursuant to an Indenture, dated as of March 1, 1941 (as it may be amended or supplemented from time to time, the "Indenture"), between the Company and Chemical Bank ("CB"), as trustee (the "Trustee"). The Notes will rank equally and ratably with the first mortgage bonds of the other series presently outstanding under the Indenture and have been registered with the Securities and Exchange Commission (the "Commission"). Unless otherwise noted, terms not defined herein shall have the same meaning as in the Prospectus Supplement relating to the Notes (the "Prospectus") and in the Distribution Agreement.

                  Administrative responsibilities, document control and record-keeping functions to be performed by the Company will be performed by Southern Company Services, Inc. ("SCS"). Administrative procedures for the offering are explained below and shall be applicable to all Notes except as otherwise provided with respect to Book-Entry Notes under the special administrative procedures therefor set forth below.

Price to Public

                  Each Note will be issued at 100% of principal amount, unless otherwise determined by the Company.

Date of Issuance

                  Each Note will be dated and issued as of the date of its authentication by the Trustee.

Maturities

                  Each Note will mature on a Business Day selected by the initial purchaser and agreed upon by the Company, such date being at least one year but not more than 40 years from the date of issuance. Each Floating Rate Note will mature on an Interest Payment Date (as defined below).

Registration

                  Notes will be issued only in fully registered form as either a Book-Entry Note or a Certificated Note. Certificated Notes may be presented for registration of transfer or exchange at the Trustee's New York office.

Denominations

                  Notes (other than Book-Entry Notes) will be issued and payable in U.S. dollars in the denomination of $1,000 and integral multiples thereof, except as otherwise provided in the Pricing Supplement.

Interest Payments

                  Each Note bearing interest at a fixed rate (a "Fixed Rate Note") will bear interest from its issue date at the annual rate stated on the face thereof, payable either semi-annually on December 1 and June 1 or annually on June 1 of each year except as otherwise provided in the Pricing Supplement (each an "Interest Payment Date" with respect to such Fixed Rate Note) and at Maturity.

                  Special provisions are set forth in a supplement to the Prospectus relating to Notes bearing interest at a rate or rates determined by reference to an interest rate formula (the "Floating Rate Notes") stated on the face thereof, payable in arrears on such dates as are specified therein (each an "Interest Payment Date" with respect to such Floating Rate Note).

                  Interest on Fixed Rate Notes will be calculated and paid on the basis of a 360-day year of twelve 30-day months. Interest will be payable to the person in whose name such Note is registered at the close of business on each of November 15 or May 15, or May 15, as the case may be (whether or not a Business Day) (the "Regular Record Dates") next preceding the respective Interest Payment Date. Any payment of principal and interest on such Note required to be paid on an Interest Payment Date or at Maturity which is not a Business Day shall be postponed to the next day which is a Business Day. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest

Payment Date following the next succeeding Regular Record Date. All interest payments, excluding interest payments made at Maturity, will be made by check mailed to the person entitled thereto as provided in the supplement to the Prospectus relating to the Notes, or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, the holder of $10 million or more in aggregate principal amount of Notes with the same Interest Payment Date shall upon written request to the Trustee on or prior to the related Regular Record Date be entitled to receive payments of interest (other than at Stated Maturity or upon redemption) by wire transfers to an account maintained by such holder with a bank located in the United States.

                  On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee (or any duly selected paying agent) will furnish the Company with the total amount of the interest payments to be made on such Interest Payment Date (to the extent ascertainable). The Trustee (or any duly selected paying agent) will provide monthly to the Treasury Department of SCS a list of the principal and interest (to the extent ascertainable) to be paid on Notes maturing in the next succeeding month. The Company will provide to the Trustee (or such paying agent) not later than the payment date sufficient moneys to pay in full all principal and interest payments due on such payment date. The Trustee (or such paying agent) will assume responsibility for withholding taxes on interest payments as required by law.

Acceptance and Rejection of Offers

                  The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

Settlement

                  The receipt of immediately available funds in U.S. dollars by the Company in the City of New York in payment for a Note (less the applicable commission) and the authentication and issuance of such Note shall, with respect to such Note, constitute "Settlement." All offers accepted by the Company will be settled from one to three Business Days from the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a later date; provided, however, that the Company will so notify the Trustee of any such later date on or before the Business Day immediately prior to the Settlement date.

Settlement Procedures for Certificated Notes

                  In the event of a purchase of Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement.

                  Settlement procedures with regard to each Note sold through each Agent shall be as follows:

                  A. Such Agent will advise the Company by telex or facsimile of the following Settlement information:

                            1. Exact name in which the Note is to be registered ("Registered Owner").

                            2. Exact address of the Registered Owner and address for payment of principal and interest, if any.

                            3. Taxpayer identification number of the Registered Owner (if available).

                            4. Principal amount of the Note (and, if multiple Notes are to be issued, denominations thereof).

                            5.      Settlement date (Original Issue Date).

                            6.      Stated Maturity.

                            7.      Issue Price.

                            8.      Trade Date.

                            9.      Interest rate:

                                    (a)     Fixed Rate Notes:

                                            i)       interest rate
                                            ii)      overdue rate, if any

                                    (b)     Floating Rate Notes:

                                            i)       Interest Rate Basis (e.g.,
                                                     Commercial Paper Rate)

                                       ii)      Initial Interest Rate
                                       iii)     Spread or Spread Multiplier,
                                                if any
                                       iv)      Interest Reset Dates
                                       v)       Index Maturity
                                       vi)      maximum and minimum interest
                                                rates, if any
                                       vii)     overdue rate, if any

                           10. Interest Payment Date(s) and Interest Payment Period.

                           11. Optional Interest Reset Date, if any, and Subsequent Interest Period, if any.

                           12.      Extension Period, if any, and Final
                                    Maturity Dates, if any.

                           13. The date on or after which the Notes are redeemable at the option of the Company or repurchasable by the Company at the
                      option of the holder, and additional
                     redemption or repurchase provisions, if
                                      any.

                           14.      Amortization schedule, if any.

                           15.      Wire transfer information, if
                                    applicable.

                           16. Agent's Commission (to be paid in the form of a discount from the proceeds remitted to the Company upon
                                    Settlement).

                           17. Whether such Certificated Note is issued at an original issue discount ("OID"), and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

                           18. Any other applicable terms required to complete a Note.

                  B. The Company will confirm the above Settlement information to the Trustee by telex, electronic transmission or facsimile. If the Company rejects an offer, the Company will promptly notify such Agent by telephone.

                  C. The Trustee will assign a Note number to the transaction and will complete the first page of the preprinted 4-ply Note packet, the form of which was previously approved by the Company, the Agents and the Trustee.

                  D. The Trustee will deliver the Note (with the attached white confirmation) and the yellow and blue stubs to the Agent. Such Agent will acknowledge receipt of the Note by completing the yellow stub and returning it to the Trustee.

                  E. Such Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars in the amount of the principal amount of the Note, less the applicable commission or discount, if any.

                  F. Such Agent will deliver the Note (with the attached white confirmation) to the purchaser against payment in immediately available funds in the amount of the principal amount of the Note. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes, delivery of the Note and the confirmation and payment by the purchaser for the Note.

                  G. Such Agent will obtain the acknowledgement of receipt for the Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

                  H. The Trustee will mail the pink stub to the Treasury Department of SCS.


Settlement Procedures Timetable

                  For offers accepted by the Company, Settlement procedures "A" through "H" set forth above shall be completed on or before the respective times set forth below:

         Settlement
         Procedure                  Time   (New York)

                  A                 5:00 PM on date of order
                  B                 3:00 PM on the Business Day prior to
                                      Settlement date
                  C-D               2:15 PM on the Settlement date
                  E                 2:15 PM on the Settlement date
                  F-G               3:00 PM on the Settlement date
                  H                 5:00 PM on Business Day after the
                                    Settlement date

Failure

                  In the event that a purchaser of a Note shall either fail to accept delivery of or make payment for such Note on the date fixed by the Company for Settlement, such Agent will immediately notify the Trustee and the Treasury Department of SCS by telephone, confirmed in writing, of such failure and return the Note to the Trustee. Upon the Trustee's receipt of the Note from the Agent, the Company will promptly return to the Agent an amount of immediately available funds in U.S. dollars equal to any amount previously transferred to the Company in respect of the Note pursuant to advances made by the Agent. Such returns will be made on the Settlement date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement date. The Company will reimburse such Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Upon receipt of the Note in respect of which the default occurred, the Trustee will mark the Note "cancelled", make appropriate entries in its records and deliver the Note to the Company with an appropriate debit advice. Such Agent will not be entitled to any commission with respect to any Note which the purchaser does not accept or make payment for.

Redemption

                  Except as otherwise specified in the applicable Pricing Supplement and on the Notes, the Notes will not be redeemable prior to their Stated Maturity. If so specified in a Pricing Supplement and on the Note, such Note will be subject to redemption by the Company, at any time on or after the date set forth on such supplement and the Note, in whole or from time to time in part, at the option of the Company, at the redemption price, together with interest accrued thereon to the date of redemption.

                  Notices of redemption shall be given by first-class mail postage prepaid, mailed not less than 30 days nor more than 60 days prior to the date of redemption, to each holder of Notes to be redeemed, in the manner and in accordance with the Indenture. In the event of redemption in part of any Note, a new Note for the amount of the unredeemed portion shall be issued in the name of the Holder upon cancellation of the redeemed Note.

Maturity

                  Upon presentation of each Note at Maturity the Trustee (or any duly appointed Paying Agent) will pay the principal amount thereof, together with accrued interest through the date of redemption. Such payment shall be made in immediately available funds in U.S. dollars, provided that the Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or such Paying Agent) to make payments in such funds in accordance with its normal procedures. The Company will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Notes presented at Maturity will be cancelled by the Trustee as provided in the Indenture.

Procedures for Establishing the Terms of the Notes

                  The Company and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms and communicated with the Company, if the Company accepts an offer to purchase Notes upon such terms, the Company will prepare a Pricing Supplement, in the form previously approved by the Agents, reflecting the terms of such Notes and, after approval from such Agent, will arrange to electronically transmit for filing with the Commission under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus, if amended or supplemented) and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, together with such Pricing Supplement, to the Agent who presented such offer. See "Delivery of Prospectus." No settlements with respect to Notes upon such terms may occur prior to such filing and such Agents will not, prior to such filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

                  If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so "posted". Following establishment of posted rates and prior to the filing described in the following sentence, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, the Company will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Agents, will arrange to electronically transmit for filing with the Commission under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus if amended or supplemented) and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. See "Delivery of Prospectus." No settlements at the posted rates may occur prior to such filing and the Agents will not, prior to such filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

Suspension of Solicitation; Amendment or Supplement

                  In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus

                  A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof, together with the applicable Pricing Supplement, must be delivered to a purchaser prior to or simultaneously with the earlier of the delivery of (i) the written confirmation of a sale sent to a purchaser or his agent and (ii) any Note purchased by such purchaser. The Company shall ensure that the applicable Agent receives copies of the Prospectus and each amendment or supplement thereto (including the applicable Pricing Supplement) in such quantities and within such time limits as will enable such Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. Copies of Pricing Supplements should be delivered to:

If to Lehman Brothers Inc.:

         By facsimile delivery to:

         Lehman Brothers Inc.
         c/o ADP
         Prospectus Services
         536 Broad Hollow Road
         Melville, New York 11747
         Attention:  Eric Johnson
         Telephone:  (516) 254-7106
         Facsimile:  (516) 249-7492

         with a copy by hand to:

         Lehman Brothers Inc.
         3 World Financial Center, 9th Floor
         New York, New York 10285-1200
         Attention:  Brunnie Vazquez
         Telephone:  (212) 526-8400

If to Donaldson, Lufkin, Jenrette Securities Corporation:

         By facsimile delivery to:

         Donaldson, Lufkin & Jenrette
           Securities Corporation
         140 Broadway - 40th Floor
         New York, New York  10005
         Attention:  Corporate Bond Syndicate/MTNs
         Telephone:  (212) 504-4807
         Facsimile:  (212) 504-4298

         with a copy by hand to the same.

If to J.P. Morgan Securities Inc.:

         J.P. Morgan Securities Inc.
         60 Wall Street
         New York, New York 10260-0060
         Attention:  Medium-Term Note Desk - 3rd Floor

If to Salomon Brothers Inc:

         Salomon Brothers Inc
         8800 Hidden River Parkway
         Tampa, Florida  33637
         Attention:  Enrique Castro
         Telephone:  (813) 558-7165
         Facsimile:  (813) 558-4123

If to Smith Barney Inc.:

         Smith Barney Inc.
         Prospectus Department
         Brooklyn Army Terminal
         140 58th Street - 8th Floor
         Brooklyn, NY 11220

         with a copy transmitted by telecopy to:

         Smith Barney Inc.
         388 Greenwich Street - 34th Floor
         New York, New York 10013
         Attention:  Adrienne Garofalo, Registration Coordinator
         Facsimile:  (212) 816-7912

If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of the delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Notes sold directly by the Company.

Authenticity of Signatures

                  The Company will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees and agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Advertising Costs

                  The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Notes. Advertising expenses incurred with the written consent of the Company will be paid by the Company.

             SPECIAL ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES


                  Each Note will be represented by either a Global Security (as defined hereinafter) delivered to CB, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, CB will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and CB to DTC dated the date hereof and a Medium-Term Note Certificate Agreement between CB and DTC, dated as of December 2, 1988 (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). Except as otherwise set forth in this Exhibit D with respect to matters not covered by the administrative procedures set forth below, Book-Entry Notes will be issued in accordance with the administrative procedures set forth below.

Issuance:                                   On any date of settlement (as
                                            defined under "Settlement" below)
                                            for one or more Fixed Rate Book-
                                            Entry Notes, the Company will issue
                                            a single Global Security in fully
                                            registered form without coupons (a
                                            "Global Security") representing up
                                            to $200,000,000 principal amount of
                                            all of such Notes that have the
                                            same Original Issue Date, interest
                                            rate, Stated Maturity and other
                                            terms.  If the principal amount of
                                            the Book-Entry Notes exceeds
                                            $200,000,000, one Global Security
                                            shall be issued with respect to
                                            each $200,000,000 of principal
                                            amount and an additional Global
                                            Security shall be issued with
                                            respect to any remaining principal
                                            amount.  Similarly, on any
                                            settlement date for one or more
                                            Floating Rate Book-Entry Notes, the
                                            Company will issue a single Global
                                            Security representing up to
                                            $200,000,000 (subject to the same
                                            procedures for amounts in excess of
                                            $200,000,000 as described above)
                                            principal amount of all of such
                                            Notes that have the same Original
                                            Issue Date, Interest Rate Basis,
                                            Initial Interest Rate, Interest
                                            Payment Period, Interest Payment
                                            Dates, Index Maturity, Spread or
                                            Spread Multiplier, if any, minimum
                                            interest rate (if any), maximum
                                            interest rate (if any), redemption
                                            provisions, if any, Stated Maturity
                                            and other terms. Each Global
                                            Security will be dated and issued as
                                            of the date of its authentication by
                                            the CB, as Trustee. No Global
                                            Security will represent (i) both
                                            Fixed Rate and Floating Rate
                                            Book-Entry Notes or (ii) any
                                            Certificated Note.

Identification                              The Company will arrange, on or
  Numbers:                                  prior to commencement of a program
                                            for the offering of Book-Entry
                                            Notes, with the CUSIP Service Bureau
                                            of Standard & Poor's Corporation
                                            (the "CUSIP Service Bureau") for the
                                            reservation of a series of CUSIP
                                            numbers (including tranche numbers),
                                            consisting of approximately 900
                                            CUSIP numbers and relating to Global
                                            Securities representing the
                                            Book-Entry Notes. The Company has or
                                            will obtain from the CUSIP Service
                                            Bureau a written list of such series
                                            of reserved CUSIP numbers and will
                                            deliver to CB and DTC such written
                                            list of 900 CUSIP numbers of such
                                            series. CB will assign CUSIP numbers
                                            to Global Securities as described
                                            below under Settlement Procedure
                                            "C". DTC will notify the CUSIP
                                            Service Bureau periodically of the
                                            CUSIP numbers that CB has assigned
                                            to Global Securities. CB will notify
                                            the Company at any time when fewer
                                            than 100 of the reserved CUSIP
                                            numbers remain unassigned to Global
                                            Securities, and if it deems
                                            necessary, the Company will reserve
                                            additional CUSIP numbers for
                                            assignment to Global Securities
                                            representing Book-Entry Notes. Upon
                                            obtaining such additional

                                            CUSIP numbers CB shall deliver such
                                            additional CUSIP numbers to the
                                            Company and DTC.

Registration:                               Each Global Security will be
                                            registered in the name of Cede &
                                            Co., as nominee for DTC, on the
                                            registration books maintained under
                                            the Indenture.  The beneficial
                                            owner of a Book-Entry Note (or one
                                            or more indirect participants in
                                            DTC designated by such owner) will
                                            designate one or more participants
                                            in DTC (with respect to such Note,
                                            the "Participants") to act as agent
                                            or agents for such owner in
                                            connection with the book-entry
                                            system maintained by DTC, and DTC
                                            will record in book-entry form, in
                                            accordance with instructions
                                            provided by such Participants, a
                                            credit balance with respect to such
                                            Note in the account of such
                                            Participants.  The ownership
                                            interest of such beneficial owner
                                            in such Note will be recorded
                                            through the records of such
                                            Participants or through the
                                            separate records of such
                                            Participants and one or more
                                            indirect participants in DTC.

Transfers:                                  Transfers of a Book-Entry Note will
                                            be accomplished by book entries
                                            made by DTC and, in turn, by
                                            Participants (and in certain cases,
                                            one or more indirect participants
                                            in DTC) acting on behalf of
                                            beneficial transferors and
                                            transferees of such Note.

Consolidation and                           CB may deliver to DTC and
  Exchange:                                 the CUSIP Service Bureau at any
                                            time a written notice of
                                            consolidation specifying (i) the
                                            CUSIP numbers of two or more
                                            Outstanding Global Securities that
                                            represent (A) Fixed Rate Book-Entry
                                            Notes having the same Original Issue
                                            Date, interest rate, Stated Maturity
                                            and other terms and with respect to
                                            which interest has been paid to the
                                            same date or

                                            (B) Floating Rate Book-Entry Notes
                                            having the same Interest Rate Basis,
                                            Original Issue Date, Initial
                                            Interest Rate, Interest Payment
                                            Dates, Index Maturity, Spread or
                                            Spread Multiplier, if any, minimum
                                            interest rate (if any), maximum
                                            interest rate (if any), redemption
                                            provisions, if any, Stated Maturity
                                            and other terms and with respect to
                                            which interest has been paid to the
                                            same date, (ii) a date, occurring at
                                            least thirty days after such written
                                            notice is delivered and at least
                                            thirty days before the next Interest
                                            Payment Date for such Book-Entry
                                            Notes, on which such Global
                                            Securities shall be exchanged for a
                                            single replacement Global Security
                                            and (iii) a new CUSIP number,
                                            obtained from the Company, to be
                                            assigned to such replacement Global
                                            Security. Upon receipt of such a
                                            notice, DTC will send to its
                                            participants (including CB) a
                                            written reorganization notice to the
                                            effect that such exchange will occur
                                            on such date. Prior to the specified
                                            exchange date, CB will deliver to
                                            the CUSIP Service Bureau a written
                                            notice setting forth such exchange
                                            date and the new CUSIP number and
                                            stating that, as of such exchange
                                            date, the CUSIP numbers of the
                                            Global Securities to be exchanged
                                            will no longer be valid. On the
                                            specified exchange date, CB will
                                            exchange such Global Securities for
                                            a single Global Security bearing the
                                            new CUSIP number, and the CUSIP
                                            numbers of the exchanged Global
                                            Securities will, in accordance with
                                            CUSIP Service Bureau procedures, be
                                            cancelled and not immediately
                                            reassigned. Notwithstanding the
                                            foregoing, if the Global Securities
                                            to be exchanged exceed $200,000,000
                                            in aggregate principal amount, one
                                            Global Security will be
                                            authenticated and issued to
                                            represent each $200,000,000 of
                                            principal amount of the exchanged

                                            Global Securities and an additional
                                            Global Security will be
                                            authenticated and issued to
                                            represent any remaining principal
                                            amount of such Global Securities
                                            (see "Denominations" below).

Maturities:                                 Each Book-Entry Note will mature on
                                            a date not less than one year or
                                            more than 40 years after the
                                            settlement date for such Note.  A
                                            Floating Rate Book-Entry Note will
                                            mature only on an Interest Payment
                                            Date for such Note.

Denominations:                              Book-Entry Notes will be issued in
                                            principal amounts of $1,000 or any
                                            amount in excess thereof that is an
                                            integral multiple of $1,000.
                                            Global Securities representing one
                                            or more Book-Entry Notes will be
                                            denominated in principal amounts
                                            not in excess of $200,000,000.  If
                                            one or more Book-Entry Notes having
                                            an aggregate principal amount in
                                            excess of $200,000,000 would, but
                                            for the preceding sentence, be
                                            represented by a single Global
                                            Security, then one Global Security
                                            will be issued to represent each
                                            $200,000,000 principal amount of
                                            such Book-Entry Note or Notes and
                                            an additional Global Security will
                                            be issued to represent any
                                            remaining principal amount of such
                                            Book-Entry Note or Notes.  In such
                                            a case, each of the Global
                                            Securities representing such Book-
                                            Entry Note or Notes shall be
                                            assigned the same CUSIP number.

Interest:                                   General.  Interest on each Book-
                                            -------
                                            Entry Note will accrue from the
                                            Original Issue Date or the most
                                            recent Interest Payment Date to
                                            which interest has been paid or
                                            duly provided for on the Global
                                            Security representing such Note.
                                            Each payment of interest on a Book-
                                            Entry Note will include interest
                                            accrued through the day preceding,
                                            as the case may be, the Interest
                                            Payment Date or Maturity; provided,
                                                                      --------
                                            however, that if the Interest Reset
                                            Dates with respect to any such Note
                                            are daily or weekly, interest
                                            payable on any Interest Payment
                                            Date, other than interest payable on
                                            any date on which principal for such
                                            Note is payable, will include
                                            interest accrued from but excluding
                                            the second preceding Regular Record
                                            Date to and including the next
                                            preceding Regular Record Date.
                                            Standard & Poor's Corporation will
                                            use the information received in the
                                            pending deposit message described
                                            under Settlement Procedure "C" below
                                            in order to include the amount of
                                            any interest payable and certain
                                            other information regarding the
                                            related Global Security in the
                                            appropriate weekly bond report
                                            published by Standard & Poor's
                                            Corporation.

                                            Promptly after each Interest
                                            Determination Date for Floating Rate
                                            Notes, the Company will notify CB,
                                            and CB in turn will notify Standard
                                            & Poor's Corporation, of the
                                            interest rates determined on such
                                            Interest Determination Date.

Payments of                                 Payments of Interest Only.
  Principal                                 Promptly after each Regular Record
  and Interest:                             Date, CB will deliver to the
                                            Company and DTC a written notice
                                            specifying by CUSIP number the
                                            amount of interest to be paid on
                                            each Global Security on the
                                            following Interest Payment Date
                                            (other than an Interest Payment Date
                                            coinciding with Maturity) and the
                                            total of such amounts. DTC will
                                            confirm the amount payable on each
                                            Global Security on such Interest
                                            Payment Date by reference to the
                                            daily bond reports published by
                                            Standard & Poor's Corporation. The
                                            Company will pay to CB, as paying
                                            agent, the total amount of interest
                                            due on such Interest Payment Date
                                            (other than at Maturity), and CB
                                            will pay such amount to DTC at the
                                            times and in
                                            the manner set forth below under
                              "Manner of Payment".

                                            Payments at Maturity. On or about
                                            the first Business Day of each
                                            month, CB will deliver to the
                                            Company and DTC a written list of
                                            principal and interest (to the
                                            extent ascertainable) to be paid on
                                            each Global Security maturing in the
                                            following month. The Company, CB and
                                            DTC will confirm the amounts of such
                                            principal and interest payments with
                                            respect to each such Global Security
                                            on or about the fifth Business Day
                                            preceding the Maturity of such
                                            Global Security, together with
                                            interest due at such Maturity. CB
                                            will pay such amount to DTC at the
                                            times and in the manner set forth
                                            below under "Manner of Payment".

                                            Promptly after payment to DTC of the
                                            principal and interest due at the
                                            Maturity of such Global Security, CB
                                            will cancel such Global Security and
                                            deliver it to the Company with an
                                            appropriate debit advice.

                                            Manner of Payment. The total amount
                                            of any principal and interest due on
                                            Global Securities on any Interest
                                            Payment Date or at Maturity shall be
                                            paid by the Company to CB in funds
                                            available for use by CB as of 9:30
                                            A.M. (New York City time) on such
                                            date. The Company will make such
                                            payment on such Global Securities by
                                            instructing CB to withdraw funds
                                            from an account maintained by the
                                            Company at CB. The Company will
                                            confirm such instructions in writing
                                            to CB. For maturity, redemption or
                                            any other principal payments: prior
                                            to 10 A.M. (New York City time) on
                                            such date or as soon as possible
                                            thereafter, CB will make such
                                            payments to DTC in same day funds in
                                            accordance with DTC's Same Day Funds
                                            Settlement

                                            Paying Agent Operating Procedures.
                                            For interest payments: CB will make
                                            such payments to DTC in accordance
                                            with existing arrangements between
                                            DTC and CB. DTC will allocate such
                                            payments to its participants in
                                            accordance with its existing
                                            operating procedures. Neither the
                                            Company (either as issuer or as
                                            Paying Agent) nor CB shall have any
                                            direct responsibility or liability
                                            for the payment by DTC to such
                                            Participants of the principal of and
                                            interest on the Book-Entry Notes.

                                            Withholding Taxes. The amount of any
                                            taxes required under applicable law
                                            to be withheld from any interest
                                            payment on a Book-Entry Note will be
                                            determined and withheld by the
                                            Participant, indirect participant in
                                            DTC or other Person responsible for
                                            forwarding payments and materials
                                            directly to the beneficial owner of
                                            such Note.

Settlement       Settlement Procedures with regard
  Procedures:    to each Book-Entry Note which will
                 be registered in the name of the
                 nominee of DTC (unless otherwise
                 indicated in the applicable Pricing
                 Supplement, "Cede & Co.") sold by
                 the Company through an Agent, as
                 agent, shall be as follows:

                 A.       Such Agent will advise the
                          Company by telex or facsimile
                          of the following settlement
                          information:

                          1.       Principal amount of the
                                   Note (and, if multiple
                                   Notes are to be issued,
                                   denominations thereof).

                          2.       Settlement date (Original
                                   Issue Date).

                          3.       Stated Maturity.

                          4.       Issue Price.

 5.       Trade Date.

 6.       Interest rate:

          (a)      Fixed Rate Notes:

                   i)       interest rate
                   ii)      overdue rate,
                            if any

          (b)      Floating Rate Notes:

                   i)       Interest Rate
                            Basis (e.g.,
                            Commercial
                            Paper Rate)
                   ii)      Initial
                            Interest Rate
                   iii)     Spread or
                            Spread
                            Multiplier, if
                            any
                   iv)      Interest Reset
                            Dates
                   v)       Index Maturity
                   vi)      maximum and
                            minimum
                            interest rates,
                            if any
                   vii)     overdue rate,
                            if any

 7.       Interest Payment Date(s)
          and Interest Payment
          Period.

 8.       Optional Interest Reset
          Date, if any, and
          Subsequent
          Interest Period,
          if any.

 9.       Extension Period, if any,
          and Final Maturity Dates,
          if any.

 10.      The date on or after
          which the Notes are
          redeemable at the option
          of the Company or
          repurchasable by the
          Company at the option of
          the holder, and
          additional redemption or
                    repurchase provisions, if
                    any.

           11.      Amortization schedule, if
                    any.

           12.      Wire transfer
                    information, if
                    applicable.

           13.      Agent's Commission (to be
                    paid in the form of a
                    discount from the
                    proceeds remitted to the
                    Company upon Settlement).

           14.      Whether such Book-Entry
                    Note is issued at an
                    original issue discount
                    ("OID"), and, if so, the
                    total amount of OID, the
                    yield to maturity and the
                    initial accrual period of
                    OID.

           15.      Any other applicable
                    terms required to
                    complete a Note.

  B.       The Company will advise CB by
           electronic transmission of the
           information set forth in
           Settlement Procedure "A" above
           and the name of such Agent.
           Each such communication by the
           Company shall constitute a
           representation and warranty by
           the Company to CB and each
           Agent that (i) such Note is
           then, and at the time of
           issuance and sale thereof will
           be, duly authorized for
           issuance and sale by the
           Company, (ii) such Note, and
           the Global Security
           representing such Note, will
           conform with the terms of the
           Indenture and (iii) upon
           authentication and delivery of
           such Global Security, the
           aggregate initial offering
           price of all Notes issued
      under the Indenture will not
      exceed $300,000,000.

      CB will assign a CUSIP number
      to the Global Security
      representing such Note and
      enter a pending deposit
      message through DTC's
      Participant Terminal System,
      providing the following
      settlement information to DTC,
      such Agent and Standard &
      Poor's Corporation:

      1.       The applicable
               information set forth in
               Settlement Procedure "A".

      2.       Identification as a Fixed
               Rate Book-Entry Note or a
               Floating Rate Book-Entry
               Note.

      3.       Initial Interest Payment
               Date for such Note,
               number of days by which
               such date succeeds the
               related "DTC Regular
               Record Date" (which term
               means the Regular Record
               Date except in the case
               of Floating Rate Notes
               which reset daily or
               weekly in which case it
               means the date 5 calendar
               days immediately
               preceding the Interest
               Payment Date) and amount
               of interest payable on
               such Interest Payment
               Date per $1,000 of
               principal amount of such
               Note.

      4.       Frequency of interest
               payments (monthly,
               semiannually, quarterly,
               etc.).

      5.       CUSIP number of the
               Global Security
               representing such Note.

  D.       Such Agent will deliver to
           the purchaser a copy of the
           most recent Prospectus
           applicable to the Note with
           or prior to any written
           offer of Notes and the
           confirmation and payment by
           the purchaser of the Note.

  Such Agent will confirm the purchase
  of such Note to the purchaser either
  by transmitting to the Participants
  with respect to such Note a
  confirmation order or orders through
  DTC's institutional delivery system
  or by mailing a written confirmation
  to such purchaser.

  E.       CB, as Trustee, will complete
           and authenticate the note
           certificate evidencing the
           Global Security representing
           such Book-Entry Note.

  F.       DTC will credit such Note to
           CB's participant account at
           DTC.

  G.       CB will enter an SDFS deliver
           order through DTC's
           Participant Terminal System
           instructing DTC to (i) debit
           such Note to CB's participant
           account and credit such Note
           to such Agent's participant
           account and (ii) debit such
           Agent's settlement account and
           credit CB's settlement account
           for an amount equal to the
           price of such Note less such
           Agent's commission.  The entry
           of such a deliver order shall
           constitute a representation
           and warranty by CB to DTC that
           (i) the Global Security
           representing such Book-Entry
           Note has been issued and
           authenticated and (ii) CB is
           holding such Global Security
           pursuant to the Certificate
           Agreement.

   H.       Such Agent will enter an SDFS
            deliver order through DTC's
            Participant Terminal System
            instructing DTC (i) to debit
            such Note to such Agent's
            participant account and credit
            such Note to the participants
            accounts of the Participants
            with respect to such Note and
            (ii) to debit the settlement
            accounts of such Participants
            and credit the settlement
            account of such Agent for an
            amount equal to the price of
            such Note.

   I.       Transfers of funds in
            accordance with SDFS
            deliver orders described in
            Settlement Procedures "G"
            and "H" will be settled in
            accordance with SDFS
            operating procedures in
            effect on the Settlement
            date.

   J.       CB will credit to an account
            of the Company maintained at
            CB funds available for
            immediate use in the amount
            transferred to CB in
            accordance with Settlement
            Procedure "G".

Settlement Procedures                       For orders of Book-Entry Notes
Timetable:                                  solicited by an Agent, as agent,
                                            and accepted by the Company for
                                            settlement, Settlement Procedures
                                            "A" through "J" set forth above
                                            shall be completed as soon as
                                            possible but not later than the
                                            respective times (New York City
                                            time) set forth below:

    Settlement
    Procedure                           Time

           A             11:00 A.M. on the sale
                         date
           B             12 Noon on the sale
                         date
           C             2:00 P.M. on the sale
                         date
           D             Day after sale date

           E             9:00 A.M. on the
                         Settlement date
           F             10:00 A.M. on
                         Settlement date
          G-H            2:00 P.M. on Settlement
                         date
           I             4:45 P.M. on Settlement
                         date
           J             5:00 P.M. on Settlement
                         date

        If a sale is to be settled more than
        one Business Day after the sale
        date, Settlement Procedures "A", "B"
        and "C" shall be completed as soon
        as practicable but no later than
        11:00 A.M., 12 Noon and 2:00 P.M.,
        as the case may be, on the first
        Business Day after the sale date. If
        the initial interest rate for a
        Floating Rate Book-Entry Note has
        not been determined at the time that
        Settlement Procedure "A" is
        completed, Settlement Procedures "B"
        and "C" shall be completed as soon
        as such rate has been determined but
        no later than 12:00 Noon and 2:00
        P.M., respectively, on the Second
        Business Day before the Settlement
        date. Settlement Procedure "J" is
        subject to extension in accordance
        with any extension of Fedwire
        closing deadlines and in the other
        events specified in effect on the
        Settlement date.

        If Settlement of a Book-Entry Note
        is rescheduled or canceled, CB,
        after receiving notice thereof from
        the Company or the relevant Agent,
        will deliver to DTC, through DTC's
        Participant Terminal System, a
        cancellation message to such effect
        by no later than 2:00 P.M. on the
        Business Day immediately preceding
        the scheduled Settlement date.

Failure to Settle:      If CB has not entered an SDFS
                        deliver order with respect to a
                        Book-Entry Note pursuant to
                        Settlement Procedure "G", then, upon
                        written request (which may be
                     effected by facsimile transmission)
                     of the Company, CB shall deliver to
                     DTC, through DTC's Participant
                     Terminal System, as soon as
                     practicable but no later than 2:00
                     P.M. on any Business Day, a
                     withdrawal message instructing DTC
                     to debit such Note to CB's
                     participant account. DTC will
                     process the withdrawal message,
                     provided that CB's participant
                     account contains a principal amount
                     of the Global Security representing
                     such Note that is at least equal to
                     the principal amount to be debited.
                     If a withdrawal message is processed
                     with respect to all the Book-Entry
                     Notes represented by a Global
                     Security, CB shall mark the Global
                     Security "canceled", make
                     appropriate entries in CB's records
                     and send such canceled Global
                     Security to the Company. The CUSIP
                     number assigned to such Global
                     Security shall, in accordance with
                     CUSIP Service Bureau procedures, be
                     canceled and not immediately
                     reassigned. If a withdrawal message
                     is processed with respect to one or
                     more, but not all, of the Book-Entry
                     Notes represented by a Global
                     Security, CB will exchange such
                     Global Security for two Global
                     Securities, one of which shall
                     represent such Book-Entry Note or
                     Notes and shall be canceled
                     immediately after issuance and the
                     other of which shall represent the
                     other Book-Entry Notes previously
                     represented by the surrendered
                     Global Security and shall bear the
                     CUSIP number of the surrendered
                     Global Security.

                     If the purchase price for any Book-
                     Entry Note is not timely paid to the
                     Participants with respect to such
                     Note by the beneficial purchaser
                     thereof (or a Person, including an
                     indirect participant in DTC, acting
                     on behalf of such purchaser), such
                     Participants and, in turn, the Agent
                     for such Note
                     may enter SDFS deliver orders
                     through DTC's Participant Terminal
                     System debiting such Book-Entry Note
                     free to such Agent's participant
                     account and crediting such
                     Book-Entry Note free to the
                     participant account of CB and shall
                     notify CB and the Company thereof.
                     Thereafter, CB (i) will immediately
                     notify the Company, once CB has
                     confirmed that such Book-Entry Note
                     has been credited to its participant
                     account, and the Company shall
                     immediately transfer by Fed wire
                     (immediately available funds) to
                     such Agent an amount equal to the
                     amount with respect to such
                     Book-Entry Note which was previously
                     sent by wire transfer to the account
                     of the Company in accordance with
                     Settlement Procedure "J", and (ii)
                     CB will deliver the withdrawal
                     message and take the related actions
                     described in the preceding
                     paragraph. Such debits and credits
                     will be made on the Settlement date,
                     if possible, and in any event not
                     later than 5:00 P.M. on the
                     following Business Day. If such
                     failure shall have occurred for any
                     reason other than a default by the
                     Agent in the performance of its
                     obligations hereunder and under the
                     Agency Agreement, then the Company
                     will reimburse the Agent on an
                     equitable basis for the loss of the
                     use of the funds during the period
                     when they were credited to the
                     account of the Company.

                     Notwithstanding the foregoing, upon
                     any failure to settle with respect
                     to a Book-Entry Note, DTC may take
                     any actions in accordance with its
                     SDFS operating procedures then in
                     effect. In the event of a failure to
                     settle with respect to one or more,
                     but not all, of the Book- Entry
                     Notes to have been represented by a
                     Global Security, CB will provide, in
                     accordance with Settlement Procedure
                     "E", for the
                 authentication and issuance of a
                 Global Security representing the
                 other Book-Entry Notes to have been
                 represented by such Global Security
                 and will make appropriate entries in
                 its records.

CB Not to        Nothing herein shall be deemed to
Risk Funds:      require CB to risk or expend its
                 own funds in connection with any
                 payment to the Company, DTC, the
                 Agents, or the purchaser, it being
                 understood by all parties that
                 payments made by CB to the Company,
                 DTC, the Agents, or the purchaser
                 shall be made only to such extent
                 that funds are provided to CB for
                 such purpose. Similarly, nothing
                 herein shall alter any duty, or
                 limit or diminish any right or
                 immunity, of CB under the Indenture.

                                                                    EXHIBIT E



                               PURCHASE AGREEMENT


Georgia Power Company __________ __, 19__ 333 Piedmont Avenue, N.E. Atlanta, Georgia 30308

Attention:


         The undersigned agrees to purchase the following principal amount of the Notes described in the Distribution Agreement dated ________ __, 1995 (as it may be supplemented or amended from time to time, the "Distribution Agreement"):

         Principal Amount:                   [$] _____________________
         Interest Rate:                              ____%
         Discount:                                   ____% of Principal Amount
         Aggregate Price to be
          paid to Company
          (in immediately
          available funds):                 [$]  _____________________
         Settlement Date:                            _____________________
         Other Terms:                                _____________________

         Our obligation to purchase Notes hereunder is subject to the continued accuracy of your representations and warranties contained in the Distribution Agreement and to your performance and observance of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to Section 5 and Section 6 thereof. Our obligation hereunder is subject to the conditions set forth in Section 4 of the Distribution Agreement and to the further condition that we shall receive (a) the opinion required to be delivered pursuant to Section 4(b)(1) of the Distribution Agreement, (b) the certificates required to be delivered pursuant to Sections 4(e) and 4(j) of the Distribution Agreement, (c), unless otherwise agreed upon, the letter referred to in Section 4(b)(3), in each case dated as of the above Settlement Date and
(d) and such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

         In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement Date, you will not offer or sell, or enter into any agreement to sell, any debt securities of the Company, other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper or other issuances of Notes.

         We may terminate this Agreement, immediately upon notice to you, at any time prior to the Settlement Date, if after the date hereof and prior to the Settlement Date: (i) trading in securities on the New York Stock Exchange shall have been generally suspended; (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange; (iii) a general banking moratorium shall have been declared by Federal or State of New York authorities; or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national calamity or emergency affecting the United States in any such case provided for in clause (i) through (iv) with the result that in our judgment makes it impracticable or inadvisable to proceed with the purchase of Notes from the Company or you are unable to provide any of the opinions, certificates or letters referred to in the second preceding paragraph. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in Sections 3(h), 6 and 12 of the Distribution Agreement.

         This Agreement shall be governed by and construed in accordance with the laws of Georgia.

                                                     [Insert name of Agent[s]]


                                                  By___________________________
                                                                [Title]

Accepted:            , 19__

Georgia Power Company

By____________________________
  [Title]